SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                      Date of Report
                      (Date of earliest
                      event reported):      April 21, 1999


                              Bandag, Incorporated
             (Exact name of registrant as specified in its charter)


        Iowa                      001-07007                    42-0802143
 --------------------        ---------------------         --------------------
   (State or other              (Commission File               (IRS Employer
   jurisdiction of                  Number)                 Identification No.)
    incorporation)

                  2905 North Highway 61, Muscatine, Iowa 52761
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (319) 262-1400
                       ----------------------------------
                         (Registrant's telephone number)


                                Page 1 of 3 pages

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Item 5.  Other Events.

(a) Registrant is filing (i) unaudited condensed consolidated statements of earnings for the three month periods ended March 31, 1999 and 1998, respectively, (ii) unaudited condensed consolidated statements of cash flows for the three months ended March 31, 1999 and 1998, respectively, and (iii) unaudited condensed consolidated balance sheets as of March 31, 1999 and December 31, 1998, respectively.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      None.

(b)      None.

(c) See Exhibit Index on page 3.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

         Date:    April 21, 1999

                                      BANDAG, INCORPORATED


                                      By:  /s/Warren W. Heidbreder
                                           Warren W. Heidbreder, Vice President,
                                           Chief Financial Officer

                                Page 2 of 3 pages

                                  EXHIBIT INDEX


    Exhibit Number                          Exhibit Description

         99.1 Unaudited condensed consolidated statements of earnings for the three month periods ended March 31, 1999 and 1998, respectively, (i) unaudited condensed consolidated statements of cash flows for the three months ended March 31, 1999 and 1998, respectively, and
                         (ii) unaudited condensed consolidated balance sheets as of March 31, 1999 and December 31, 1998, respectively.


                                Page 3 of 3 pages